UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2017 (March 1, 2017)
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices, including zip code)

(239) 301-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 1, 2017, Herc Holdings Inc. (the “Company”) issued a press release regarding its preliminary financial results for its fourth quarter and full year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
On March 1, 2017, the Company will conduct an earnings webcast relating to the Company’s preliminary financial results for the fourth quarter and full year of 2016. The earnings webcast will be made available to the public via a link on the Investor Relations section of the Herc Holdings website, IR.HercRentals.com, as well as via telephone dial-in, and the slides that will accompany the presentation will be available to the public at the time of the earnings webcast through the Company’s website. Certain preliminary financial information relating to completed fiscal periods that will be part of the earnings webcast is included in the set of slides that will accompany the earnings webcast, a copy of which is attached hereto as Exhibit 99.2.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The attached list of exhibits in the “Exhibit Index” immediately following the signature page to this Report is filed as part of this Current Report on Form 8-K and is incorporated herein by reference in response to this item.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ BARBARA L. BRASIER
Name:	Barbara L. Brasier
Title:	Senior Vice President and Chief Financial Officer
Date:  March 1, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Herc Holdings Inc. dated March 1, 2017 describing its preliminary results for its fourth quarter and full year ended December 31, 2016.
99.2	Set of slides that will accompany the March 1, 2017 earnings webcast.